Subsequent Events	12 Months Ended
Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

Note 10 — Subsequent Events

In May 2019, the Company achieved its first development and regulatory milestone under the HanAll Agreement which will result in a $10.0 million milestone payment that the Company expects to pay during the second quarter of the year ending March 31, 2020.